Exhibit 99.1

EdtechX Holdings announces merger agreement with Meten Education (China)

EdtechX Holdings (Nasdaq: EDTX) announces education technology transaction with Meten Education (China) and its digital platform Likeshuo.

EdtechX Holdings (“EdtechX”) (Nasdaq: EDTX), a special purpose acquisition company (“SPAC”) seeking to acquire a target in the education services and education technology industry, announced today that it has entered into a definitive merger agreement with Meten Education (China) (“Meten”). Meten and its digital platform Likeshuo are a market leader in English Learning Training (“ELT”) in China. The combined entity (“New Holdco”) will operate as Meten EdtechX and focus on providing industry leading English and future skills training for a growing market of Chinese students and young professionals. Meten EdtechX intends to pursue expansion plans including market consolidation in China and the roll out of Meten’s existing omnichannel distribution platform, combining digital delivery and strategic retail presence, across a total addressable market of more than 600 cities in China.

EdtechX, headquartered in London (UK) and listed on the Nasdaq in October 2018, was formed to build an industry leading platform of next-generation education and training businesses through targeted acquisition, consolidation and development of companies that are growing, profitable and early adopters of technology.

EdtechX is sponsored by affiliates of a specialist “edtech” investment bank, IBIS Capital, and Azimut Enterprises, a Milan based global asset management firm with approximately $61 billion in AUM.

Meten, headquartered in Shenzhen in the heart of the Chinese Silicon Valley, is a market leader in ELT in China, with a #1 position in the adult ELT segment (source: Frost & Sullivan). Meten operates an omnichannel (retail and digital) business comprising a nationwide network of 149 new generation learning centres (covering 32 cities in 14 provinces) under the brands Meten (adult) and ABC (junior brand), as well as the popular English digital tutoring platform for young professionals, Likeshuo. In January 2019, Meten raised a series C of $43 million led by China International Capital Corporation (CICC).

Meten has grown rapidly and profitably to reach $200 million (RMB 1,424m) in revenue and $20.1 million (RMB 144 million) in EBITDA in 2018, up from $113.9 million (RMB 802m) in revenue and $2.4 million (RMB 17.1m)1 in EBITDA in 2016, representing a 2-year revenue CAGR of 33% and 2-year EBITDA CAGR of 190%.

The merger consideration in the transaction implies $535 million in equity value for Meten. In connection with the transaction, EdtechX may provide Meten with up to $100 million of capital, including through the drawdown of up to $20 million on an irrevocable commitment provided by Azimut pursuant from forward purchase contract originally entered into in connection with EdtechX’s initial public offering2. These proceeds are expected to mostly fund future expansion and potential synergistic and accretive acquisitions3.

According to research published by Citibank, the ELT market in China is expected to grow to $43 billion in 2022, representing a 21% CAGR, mainly driven by growing expenditure on education, urbanisation, increasing awareness of the importance of English, and technology development.

According to research published by Morgan Stanley, the fast paced urbanisation of China drives demand for education, vocational training and edtech services. By 2030, online tutoring could be utilised by over 30% of Chinese in education, rising from 10% now, and so represents a US$150 billion market.

EdtechX Co-Founders, Benjamin Vedrenne-Cloquet (CEO) and Charles McIntyre (Chairman and CIO) declared in a joint statement:

1 Exchange rate 1 RMB = $0.142

2 Subject to outcome of trust account redemptions.

3 Subject to level of Meten shareholders’ cash out, limited to $10m, and transaction costs.

“The growing urban Chinese middle class’ aspirations for their own careers and their children’s academic success is unleashing large consumer spend and investment opportunities for the education and lifelong learning markets in China. Education in China has become the ultimate consumer good. Demand for tutoring, English language training, job-oriented upskilling, is growing at double digit rate. Meten EdtechX will operate at the heart of this with a market leading position in the ELT segment and a profitable omnichannel business model combining strategic retail presence, technology and digital delivery”.

Meten Co-Founders, Jishuang Zhao, Siguang Peng, Yupeng Guo, declared in a joint statement:

“With the support of EdtechX and its international investor group, we become uniquely positioned to strengthen our market leading position and to make the most of the consolidation and digital growth opportunities available in our industry. Our approach will continue to be focused on profitable growth and to provide industry-leading English language education and training services to Chinese students and professionals. We are looking forward to this new phase of growth as a public company and as Meten EdtechX.”

Summary of Transaction

Under the terms of the proposed transaction, the parties will form New Holdco, and EdtechX and Meten will become subsidiaries of New Holdco.

Upon closing of the transaction, New Holdco is expected to have an initial fully diluted enterprise value of $614 million4, implying respectively 19.3x and 14.3x 2020 and 2021 projected Adjusted EBITDA5.

The current shareholders of Meten will receive consideration of approximately 51.4 million shares6 of the combined entity on closing of the transaction, representing $535 million in equity value. Additionally, certain Meten shareholders may receive up to an additional 4.0 million shares if New Holdco’s share price exceeds $12.50 by fiscal year 2022, and an additional 7.0 million shares if the share price exceeds $15.00 by fiscal year 2023. Meten’s shareholders are rolling over up to 100% of their equity in the transaction7.

Benjamin Vedrenne-Cloquet (CEO) and Charles McIntyre (Chairman and CIO), the founders of EdtechX, will sit on the board of New Holdco, as independent directors, alongside Meten’s founders.

The board of directors of EdtechX and Meten have unanimously approved the transaction. Completion of the transaction is subject to approval by the shareholders of EdtechX and other customary closing conditions. The transaction is expected to close in the first quarter of 2020.

Chardan is acting as financial and capital market advisor to EdtechX. Macquarie is acting as financial advisor to Meten. Graubard Miller LLP is acting as legal counsel to EdtechX. Morgan, Lewis & Bockius is acting as legal counsel to Meten

Additional information on the proposed transaction will be included in EdtechX’s Current Report on Form 8-K which will be filed with U.S. Securities and Exchange Commission (“SEC”) and available on the SEC’s website at www.sec.gov.

About Meten Education (China) and Likeshuo

-Meten, headquartered in Shenzhen in the heart of the Chinese Silicon Valley, is a market leader in English Learning Training (“ELT”) in China, with a leading position in the adult ELT segment. Meten operates an omnichannel (retail and digital) business comprising a nationwide network of 149 new generation learning centers (covering 32 cities in 14 provinces) under the brands Meten (adult) and ABC (junior brand), as well as the popular English digital tutoring platform for young professionals, Likeshuo. The company has been founded by entrepreneurs Jishuang Zhao, Siguang Peng, Yupeng Guo. They have been running the company since inception with a focus on profitable growth and a shared vision of providing industry-leading English language education and training services to Chinese students and professionals. In January 2019, Meten raised a series C of $43 million led by China International Capital Corporation (CICC).

4 Subject to outcome of trust account redemptions and PIPE raise

5 See thereafter on Non-US GAAP Financial Measures

6 Including outstanding and vested options

7 Subject to i) a certain equity portion being cashed out, limited to $10M, and ii) outcome of trust account redemption, iii) drawdown on Azimut forward purchase agreement

- Listed Chinese peers include:

●	Omnichannel education stocks: TAL (NYSE:TAL), New Oriental Education & Technology (NYSE:EDU)

●	Pure play digital education stocks: GSX Tech Edu (NYSE:GSX), Koolearn Technology (HKG:1797), Youdao (NYSE:DAO)

About EdtechX Holdings Acquisition Corp.

EdtechX Holdings Acquisition Corp., headquartered in London UK, is public acquisition company sponsored by affiliates of a specialist “edtech” investment bank, IBIS Capital, and Azimut Enterprises, a Milan based global asset management firm with approximately $61 billion in AUM. EdtechX listed in the Nasdaq on October 2018, as a Special Purpose Acquisition Company (“SPAC”) with a primary focus on the education, training and edtech sectors globally.

EdtechX is led by Chief Executive Officer, Benjamin Vedrenne-Cloquet, and Chairman and Chief Investment Officer, Charles McIntyre. Benjamin and Charles are long standing business partners and have built businesses in the edtech, media and financial services sectors. Together, they lead IBIS Capital, a leading specialist education and edtech focused investment bank whose advisory arm was involved in the acquisition of Wall Street English China in 2018. In 2013, Charles and Benjamin also co-founded EdtechX Global, a world leading conference and insight network across Europe, Asia and China, gathering over 10,000 companies and 2000 industry leaders, innovators and influencers in the education, training and edtech industries. In addition, Charles McIntyre is Chairman of Learnlight, a leading English tutoring digital platform for corporates. Benjamin Vedrenne-Cloquet is also Chairman of the Board of CFBL (a French English Bilingual College in London).

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Additional Information and Where to Find It

EdtechX intends to file a proxy statement, prospectus and other relevant documents with the Securities and Exchange Commission (“SEC”) to be used at its annual meeting of stockholders to approve the proposed transaction with Meten. The proxy statement will be mailed to stockholders as of a record date to be established for voting on the proposed business combination. INVESTORS AND SECURITY HOLDERS OF EDTECHX, METEN AND NEW HOLDCO ARE URGED TO READ THE PROXY STATEMENT, PROSPECTUS AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the proxy statement, prospectus and other documents containing important information about EdtechX, Meten and New Holdco once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by EdtechX and/or New Holdco when and if available, can be obtained free of charge by directing a written request to EdtechX at yweng@chardan.com; and/or by directing a written request to Meten at Wendy.Zhai@macquarie.com

Participants in the Solicitation

EdtechX and Meten and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of EdtechX’s stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed transaction of EdtechX’s directors and officers in EdtechX’s filings with the SEC, including EdtechX’s Annual Report on Form10-K for the fiscal year ended December 31, 2018. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to EdtechX’s stockholders in connection with the proposed business combination will be set forth in the Registration Statement for the proposed business combination to be filed by New Holdco when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed business combination will be included in the Registration Statement that New Holdco intends to file with the SEC.

No Offer or Solicitation

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Forward Looking Statements

This press release includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside EdtechX’s or Meten’s management’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability to complete the transactions contemplated by the proposed business combination; the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, the amount of cash available following any redemptions by EdtechX stockholders; the ability to meet NASDAQ’s listing standards following the consummation of the transactions contemplated by the proposed business combination; costs related to the proposed business combination; [insert risks facing Meten’s business]. Other factors include the possibility that the proposed transaction does not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions. Neither EdtechX nor Meten undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Use of Non-US GAAP Financial Measures

This press release includes certain financial measures, including Adjusted EBITDA, that were not calculated in accordance with US GAAP and should not be considered as alternatives to US GAAP. Adjusted EBITDA is defined as Net income/(loss) -Net interest income + Income tax expenses + Depreciation and amortization + Share-based compensation expenses + One-off offering related expenses Meten believes that these non-US GAAP measures are useful to investors for two principal reasons. First, they believe these measures may assist investors in comparing performance over various reporting periods on a consistent basis by removing from operating results the impact of items that do not reflect core operating performance. Second, these measures are used by Meten management to assess its performance and may (subject to the limitations described below) enable investors to compare the performance of Meten and the combined company to its competition. Meten and EdtechX believe that the use of these non-US GAPP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non-US GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with US GAAP. Other companies may calculate Adjusted EBITDA and other non-US GAAP financial measures differently, and therefore Meten’s non-US GAAP financial measures may not be directly comparable to similarly titled measures of other companies. Not all of the information necessary for a quantitative reconciliation of these non-US GAAP financial measures to the most directly comparable US GAAP financial measures is available without unreasonable efforts at this time.

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Press /IR inquiries - Citigate Dewe Rogerson (London):

Christen Thomson

Christen.Thomson@citigatedewerogerson.com

Capital Market inquiries:

Chardan (New York) - Yingjie Weng: yweng@chardan.com

Macquarie (Hong Kong) - Wendy Zhai: Wendy.Zhai@macquarie.com

Company inquiries EdtechX Holdings - hello@edtechxcorp.com

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